NESTOR, INC.
                       One Richmond Square
                 Providence, Rhode Island  02906
                         (401) 331-9640



                                  April 7, 1998




To Our Stockholders:

          You are cordially invited to attend the annual meeting of stockholders of Nestor, Inc. (the "Company") to be held at the DAYS HOTEL, located at 220 INDIA STREET, PROVIDENCE, RI, on Tuesday, May 5, 1998, at 1:00 p.m., local time. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be acted upon at the annual meeting.

          A proxy card is also enclosed. Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Accordingly, after reading the enclosed proxy statement, you are urged to complete, date, sign and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. If you attend the annual meeting, you may then revoke your proxy by voting in person.

          We look forward to greeting personally as many of our stockholders as possible at the annual meeting.

                                  Sincerely yours,




                                  /S/David Fox
                                  President and
                                  Chief Executive Officer


Directions to Days Hotel:
Function Room:  Bayview
South (from New York)
95 North
195 East (Cape Cod)
Exit 3 (Gano Street)
Left off exit ramp
Second right into hotel parking lot

North (from Boston)
95 South
195 East (Cape Cod)
Exit 3 (Gano Street)
Left off exit ramp
Second right into hotel parking lot

East (from Cape Cod)
195 West
Exit 3 (Gano Street)
Left off exit ramp
Second right into hotel parking lot

                          NESTOR, INC.
                       One Richmond Square
                 Providence, Rhode Island  02906
                         (401) 331-9640

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held on May 5, 1998

To the Stockholders of Nestor, Inc.:

          NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Nestor, Inc., a Delaware corporation (the "Company"), will be held at the DAYS HOTEL located at 220 India Street, Providence, Rhode Island, on May 5, 1998, at 1:00 p.m. local time, to act upon the following:

          1. To consider and vote upon the election of eight directors, each to hold office until the next annual meeting and until their successors are elected and qualified;

          2. To approve the selection of independent auditors for the Company for the year ending December 31, 1998; and

          3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

          Only stockholders of record as of the close of business on March 6, 1998, will be entitled to vote at the meeting.

          By Order of the Board of Directors,

/S/Herbert S. Meeker, Secretary

Providence, Rhode Island
April 7, 1998

IMPORTANT: THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK AND SERIES B, D, E, F, G and H CONVERTIBLE PREFERRED STOCK, VOTING AS A GROUP, MUST BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY IN ORDER TO HAVE A QUORUM. THEREFORE, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY BY VOTING IN PERSON.


                         PROXY STATEMENT




                          NESTOR, INC.
                       One Richmond Square
                 Providence, Rhode Island 02906
                         (401) 331-9640




                 ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held May 5, 1998





          This proxy statement is being furnished to holders of shares of (i) common stock, par value $.01 per share (the "Common Stock") and (ii) the Series B, D, E, F, G and H Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of Nestor, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the annual meeting of stockholders to be held May 5, 1998, at 1:00 p.m. local time at the DAYS HOTEL located at 220 India Street, Providence, Rhode Island. This proxy statement and the enclosed form of proxy are first being mailed on or about April 7, 1998 to stockholders of the Company entitled to vote.


                             PROXIES

          The shares represented by each properly executed and dated proxy which is not revoked as set forth below will be voted at the annual meeting in accordance with the instructions given. If no instructions are given on the proxy, the proxy will be voted FOR each of the nominees for director listed herein FOR the approval of the selection of independent auditors and, in the discretion of the proxy holders, on such other business as may properly come before the annual meeting or any adjournments or postponements thereof, as further described herein.


                     REVOCABILITY OF PROXIES

          A proxy executed in the form enclosed may be revoked at any time prior to its exercise by notifying in writing the Secretary of the Company of such revocation at the Company's principal executive offices, by delivering a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

                 PERSONS MAKING THE SOLICITATION


          The accompanying proxy is being solicited on behalf of the Company's Board of Directors. In addition to mailing the proxy materials, solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company, none of whom will receive additional compensation in connection with such solicitation. The expense of the solicitation of proxies for the annual meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Common Stock and Preferred Stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.



                        VOTING SECURITIES

          The Common Stock and the Preferred Stock are the only outstanding classes of securities of the Company entitled to vote at the meeting. Holders of record of the Common Stock and the Preferred Stock at the close of business on March 6, 1998, (the "Record Date") will be entitled to vote on the matters to be voted upon at the annual meeting. At the close of business on the Record Date, the Common Stock and Series B, D, E, F G and H Convertible Preferred Stock are entitled to vote as a group the equivalent of an aggregate of 14,082,449 shares of Common Stock on the basis of one vote per share of Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."


          The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock and Preferred Stock voting as a group will constitute a quorum for the transaction of business at the annual meeting.



                  SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, as of March 6, 1998, the beneficial ownership of shares of the Common Stock and Preferred Stock of (i) any person who is known by the Company to own more than 5% of the voting securities of the Company, (ii) the Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose salary and bonus exceed $100,000 for the calendar year ended December 31, 1996 (collectively, the "Names of Executive Officers"), (iii) each director, and (iv) all directors and Executive Officers of the Company as a group. Except as otherwise herein indicated, the Company believes, based on information furnished by such owners, that the beneficial owners of shares of the Company's Common and Preferred Stock described below have sole investment voting power with respect to such shares, subject to any applicable community property laws:
Name and address        Amount and nature of         Percent
of beneficial owner     beneficial ownership         of class

Leon Cooper                920,320 (1)                  6.2
49 Intervale Road
Providence, RI

Charles Elbaum           1,033,819 (1)                  7
85 Lorraine Avenue
Providence, RI

David Fox                  798,074 (2)                  5.2
265 West Trail
Stamford, CT

Herbert S. Meeker          303,113 (3)                  2
233 Reeder Street
Easton, PA

Reliance Group                 872,708                  5.9
  Holdings, Inc.
Park Avenue Plaza
New York, NY

Jeffrey B. Harvey          135,633 (4)                  *
114 Woodbury Drive
Amherst, NY

Bruce W. Schnitzer       6,303,458 (5)                 39.2
471 Broadway
New York, NY

Thomas F. Hill             135,000 (6)                  *
320 East 57th Street
New York, NY

Douglas L. Reilly          206,261 (7)                  1.4
9 Island View Road
Narragansett, RI

Christopher L. Scofield    268,513 (7)                  1.8
38 Meadow Lane
Barrington, RI

Michael T. Glier           106,250 (7)                  *
74 Southwest Avenue
Jamestown, RI

Sushmito Ghosh              83,533 (7)                  *
25 Brookway Road
Providence, RI



Sam Albert                  12,500 (8)                  *
27 Kingwood Road
Scarsdale, NY  10583

All executive officers  10,722,174 (9)                 58.3
and directors as a group
(15 persons)

________________

(1)Includes 60,000 shares of Series B Convertible Preferred
   Stock and 5,000 vested stock options.


(2)Includes 403,000 shares of Common Stock which he may acquire on a fully vested basis upon the exercise of options granted under the Company's incentive stock option plan and 20,000 shares of Series B Convertible Preferred Stock.


(3)Includes 60,000 shares of Common Stock which Mr. Meeker may acquire on a fully vested basis upon the exercise of options granted by the Company


(4)Includes 100,000 and 10,000 shares of Series B and Series D
   Convertible Preferred Stock, and 15,000 shares of common stock which may be acquired on a fully vested basis.


(5)Bruce W. Schnitzer is the Chairman and owns 66% of the outstanding common stock of Wand (Nestor) Inc., a Delaware corporation, which, as a general partner, controls Wand/Nestor Investments L. P., Wand/Nestor Investments II L.
   P. and Wand/Nestor Investments III L.P., Delaware limited partnerships, which purchased an aggregate of 20,000 shares of Series D Convertible Preferred Stock (convertible into shares of Common Stock on a share-for-share basis after January 1, 1996), an aggregate of 1,444 shares of Series E Convertible Preferred Stock (convertible, subject to adjustment into 1,166,385 shares of Common Stock), an aggregate of 599 shares of Series F Convertible Preferred Stock (convertible, subject to adjustment into 555,857 shares of Common Stock), an aggregate of 777 shares of Series G Convertible Preferred Stock (convertible, subject to adjustment into 714,920 shares of Common Stock), an aggregate of 2,026 shares of Series H Convertible Preferred Stock (convertible, subject to adjustment into 1,636,493 shares of
   Common Stock), 179,863   shares of Common Stock, and Common
   Stock Purchase Warrants to acquire 2,109,040 shares of Common Stock of the Company in several private placement transactions. Bruce W. Schnitzer disclaims beneficial ownership of these securities except to the extent of his "pecuniary interest," as such term is defined in Rule 16a-1 of the Securities Exchange Act, therein as owner of a 10.7103% limited partnership interest in Wand/Nestor Investments L.P. and as the owner of 66% of Wand (Nestor) Inc.'s 1% general partnership interest in Wand/Nestor Investments L. P. 291,597 of the Series E Convertible Preferred Stock is held by holders subject to the Bank Holding Company Act of 1958, as amended, and have no voting rights.


   Bruce W. Schnitzer holds 5,000 vested stock options, and is the Chairman and owns 66% of the outstanding Common Stock of Wand Partners Inc., a Delaware corporation, which, as general partner controls Wand Partners L. P., a Delaware limited partnership, which has been granted by the Company a Common Stock Fee Purchase Warrant to acquire 207,500 shares of Common Stock of the Company at a price of $2.00 per share. Bruce W. Schnitzer disclaims beneficial ownership of this Warrant except to the extent of his "pecuniary interest," as defined in Rule 16a-1, therein, as the indirect owner of a 33% partnership interest in Wand Partners L. P.


(6)Includes 5,000 vested stock options and a Common Stock Fee Purchase Warrant to acquire 130,000 shares of the Common Stock of the Company exercisable until August 1, 2004, at a price of $2.00 per share issued to Thomas F. Hill, Inc. of which Mr. Hill is President and sole owner.


(7)Includes 136,250, 167,500, 106,250 and 83,250 shares of
   Common Stock which Messrs. Reilly, Scofield, Glier and Ghosh, respectively, may acquire on a fully vested basis upon the exercise of options granted under the Company's Incentive Stock Option Plan.


(8)Includes 12,500 shares of Common Stock which Mr. Albert may acquire on a fully vested basis upon exercise of options granted by the Company.


(9)Includes 3,579,040 vested options and warrants owned or controlled by officers and directors of the Company,




                      ELECTION OF DIRECTORS



          At the Annual Meeting, eight directors will be elected to hold office until their successors have been duly elected and qualified as provided in the Company's Certificate of Incorporation and By-Laws. The following persons have consented to be nominated and, if elected, to serve as directors of the
Company: Sam Albert, Leon N Cooper, Charles Elbaum, David Fox, Jeffrey B. Harvey, Thomas F. Hill, Herbert S. Meeker and Bruce W.
Schnitzer.   None of the nominees is related by blood, marriage or
adoption to any other director, executive officer or nominee.

Directors and Executive Officers

          The following table sets forth information, regarding
the directors, nominees and executive officers of the Company:
                            Director/        Capacities
                             Officer          in which
    Name            Age       Since            Served

Sam Albert           64        1991      Director*

Leon N Cooper        68        1983      Co-Chairman and
                                          Director*

Charles Elbaum       71        1983      Co-Chairman and
                                          Director*

David Fox            62        1983      President, Chief
                                         Executive Officer
                                           and Director*

Jeffrey B. Harvey    48        1993      Director*

Thomas F. Hill       52        1994      Director*

Herbert S. Meeker    72        1983      Secretary and Director*

Bruce W. Schnitzer   53        1994      Director*

Nigel P. Hebborn     39        1996      Chief Financial Officer

Sushmito Ghosh       39        1995      Vice President
                                         Financial Solutions

Michael T. Glier     49        1992      Vice President
                                         Intelligent Sensors

Thomas Halket        49        1993      Assistant Secretary

Kevin C. Hughes      45        1991      Vice President Finance
                                           and Administration

Douglas L. Reilly    45        1983      Senior Vice President
                                           Strategic Analysis &
                                             Technology

Christopher Scofield 41        1989      Vice President
                                         Nestor Interactive

*  Nominee
          Sam Albert became a Director of the Company as of April 1991. Mr. Albert is currently President of Sam Albert Associates, an independent management consulting firm specializing in developing marketing strategies and facilitating strategic relationships for the information technology industry. Mr. Albert is a former IBM Corporation executive who retired after thirty years in 1989, as IBM Director of Business and Management Services Industries. These segments included the CPA, legal and consulting professions and the software and services industries. Mr. Albert also serves on the Boards of the Outsourcing Institute, the Information Technology Services Division of the Information Technology Association of America
(ITAA), the Computer Museum (Boston) as well as the Advisory Board of Cross Access Corporation. He is also a member of the Executive Committee of the New York Venture Group and a member of the Independent Computer Consultants Association (ICCA). Mr. Albert also writes Albert's Analysis for Midrange Systems and is the creator, producer and on-air talent for CompuTips carried on the CBS radio New York affiliate, 1010 WINS.

          Leon N Cooper is the Thomas J. Watson Senior Professor of Science at Brown University, his principal occupation. He specializes in theoretical physics including low-temperature physics, and has also done theoretical work in modeling neural networks, which are networks of nerve cells. Dr. Cooper is the Director of the Brown University Institute for Brain and Neural Systems which consists of a group of scientists applying various disciplines to the study of the brain as well as Professor in the Departments of Physics and Neuroscience. He was awarded the Comstock Prize by the National Academy of Science in 1968 and the Nobel Prize in Physics in 1972 for his contributions to the theory of superconductivity. He is a Fellow of the American Physical Society and the American Academy of Arts and Sciences, a member of the American Philosophical Society and the National Academy of Sciences, and is the author of many publications. He is also chairman of the Scientific Advisory Board of Spectra Science, a company that commercializes innovative laser products. Professor Cooper was a general partner of Nestor Associates ("Nestor"), the predecessor of the Company, from its inception until May 1983, and is currently a part-time consultant to the Company.

          Charles Elbaum has been a Professor of Physics at Brown University since 1963, specializing in experimental solid-state physics, including the design of circuits and information-processing systems, which represents his principal occupation.
He was also Chairman of the Physics Department at Brown. He is a Fellow of the American Physical Society, a member of several scientific and professional societies and is the author of many publications, and is the Hazard Professor of Physics at Brown University. Professor Elbaum was a general partner of Nestor Associates ("Nestor"), the predecessor of the Company from its inception until May 1983, and is currently a part-time consultant to the Company.

          David Fox was President of Container Transport International, a container leasing concern, from 1971 to 1982. Mr. Fox was President of Cognitive Systems, Inc. ("CSI"), a computer software company, from 1983 until 1986 and a director of CSI from 1983 until 1987. On July 17, 1989, Mr. Fox was appointed President and Chief Executive Officer of the Company.

          Nigel P. Hebborn, Chief Financial Officer, joined the
Company in October 1996.   He is responsible for the Company's
financial and corporate development activities, including working with the Company's management in the development and roll-out of commercial applications. He was most recently President of Wolffish Consulting Services, Inc., a consulting and background reporting firm. Prior to forming Wolffish Consulting Services, Inc., Mr. Hebborn served as Vice President Finance of Nova American Group, Inc., in Buffalo, New York and as President of various subsidiaries of this insurance and banking holding company. Earlier in his career, Mr. Hebborn, a CPA, was associated with Price Waterhouse.

          Jeffrey B. Harvey joined the Company's Board of Directors in September 1993. Mr. Harvey has been in the brokerage business since 1976 and is currently Division Vice President of Paine Webber. He is a graduate of the Massachusetts Institute of Technology where he received his Master of Science Degree in Nuclear Engineering. Mr. Harvey is also a director of Nova American Group an insurance underwriter in Buffalo, NY.

          Thomas F. Hill joined the Company's Board of Directors in August 1994. He is President of Thomas F. Hill, Inc., a consulting firm with broad experience in marketing, sales and business planning. Thomas F. Hill, Inc. is an operating affiliate of Wand Partners. Mr. Hill's clients during his twenty-five year career have included Marsh & McLennan, Bristol Meyers, Royal Dutch Shell, CBS, Nestle, Procter & Gamble, Toyota and Unilever. Mr. Hill serves as a director of Diagraph Corporation, a manufacturer of automated product identification systems; Old American Insurance Services, a specialty insurance provider; Information Management Associates, a customer interaction software provider; and Yankelovich Partners, a marketing and social research company.

          Herbert S. Meeker is an attorney and partner in the law firm of Baer Marks & Upham, which is general counsel to the Company. Mr. Meeker was a general partner of Nestor from its inception until May 1983, and is a director and Secretary of the Company.

          Bruce W. Schnitzer joined the Company's Board of Directors in August 1994 and has been Chairman of the Executive Committee of the Board of the Company since December 1996. Mr. Schnitzer is Chairman of Wand Partners, a private investment firm, engaged in management buy-outs and growth capital investments, with a portfolio weighted in favor of information
service and financial service companies.    Mr. Schnitzer's
experience prior to establishing Wand in 1987 includes having served as President and CEO of Marsh & McLennan, Inc. and head of the Merger and Acquisition Advisory Department of J. P. Morgan. Mr. Schnitzer presently serves as director of the following U. S. companies with publicly quoted securities: Penn Corp. Financial Group (a life insurance holding company); and AMRESCO Inc. (real estate investment manager).

          Sushmito Ghosh has been with Nestor since 1986 when he joined the Company as a software engineer and was named an officer of the company in 1995. As a principal designer of Nestor's internal R&D software environment, Mr. Ghosh has an in-depth knowledge of Nestor's technology and has developed neural-network models for machine vision, on-line character recognition, mortgage portfolio analysis and securities trading. As Vice President of Financial Solutions, Mr. Ghosh is responsible for the execution of the divisional marketing and sales plan, and supervising the delivery of Nestor's proactive risk management
system  PRISM.   Mr. Ghosh holds a Masters Degree in Engineering
from the University of Rhode Island and has completed the Neural Networks and Machine Learning Program offered at the Massachusetts Institute of Technology. He has co-authored a number of technical publications.

          Michael T. Glier joined the Company in December 1990 to provide architectural direction and manage the implementation of a DARPA funded project to develop the Ni1000 Recognition Accelerator neural network chip with Intel. He was named an officer of the Company in December 1992, and currently serves as Vice President of Intelligent Sensors. He is responsible for managing the development and marketing of transportation software which includes the TrafficVision family of integrated products.. Mr. Glier was a co-recipient of the 1994 Discover Award for Computer Hardware and Electronics. Mr. Glier's experience spans 28 years in the electronics industry, from space-based systems to multiprocessor design. He has authored three patents, two technical papers and has co-authored several technical articles.

          Thomas D. Halket became Assistant Secretary of the Company in 1993. Mr. Halket is an outside counsel for the Company. For the last two years, he has been a partner of the firm of Halket & Pitegoff in Larchmont, New York. Prior to that, he was in solo practice, affiliated with law firms in New York City and Boston, Massachusetts and was Assistant General Counsel to Engelhard Corporation. Mr. Halket holds a law degree from Columbia University and a Bachelors Degree and a Masters Degree in Physics from the Massachusetts Institute of Technology.

          Kevin C. Hughes became Controller and Assistant Secretary of the Company during 1991, and was appointed Vice President, Finance and Administration in February 1995. He joined the Company in 1987 and was responsible for the development of all accounting and information systems as the Company transitioned from the R&D stage to the commercial stage. Prior to that he was Controller of Comco, Inc., a national retailer of compact disks, tapes and records, and prior to that he was Controller of IIRI International, Inc., a designer, wholesaler, and retailer of women's clothing with locations throughout the world. He received a Bachelor of Science degree from Northeastern University and an M.B.A. degree from the University of Rhode Island.

          Douglas L. Reilly is Senior Vice President Strategic Analysis & Technology. From 1989 to 1994, he served as Vice President for Product Development and Financial Applications for the Company and served as its Vice President for Research and Development from 1983 until 1989. Dr. Reilly received his Doctoral Degree in Physics from Brown University in 1980, working with Leon Cooper and Charles Elbaum to design neural network systems for pattern recognition. Dr. Reilly continued this work as a Research Associate until 1982 and as Assistant Professor for Research at Brown from 1982 to 1983, and co-authored a patent with Dr. Cooper and Dr. Elbaum on the RCE neural network paradigm. Dr. Reilly became the Company's first full time employee in 1983, with responsibility for the hiring, development and day-to-day management of the Company's technical
organization.   He developed the first prototype systems of the
Company's technology in character recognition, and led all research and development of the Company from 1983 until 1989, producing prototypes and products for character recognition, machine vision, and applications of the technology to decision making and risk assessment in financial services. He is a co-author on four of the Company's patents and has written numerous articles in the field of neural network design and application.

          Christopher Scofield became an officer of the Company during December 1989, when he was named Vice President of the Applied Systems Division of the Company. He earned a Doctoral Degree in Physics at Brown University in 1984 and has served as Adjunct Associate Professor at the University's Center for Neural Sciences since 1987. He has been actively employed by the Company since 1984 when he became Manager of System Design, working to design/code the Company's proprietary neural network system. In 1986 he was named Director of Research and managed all research and development of new applications in the industrial vision and financial risk assessment fields. He has co-authored four of the Company's patents and together with David Morgan has co-authored the text "Neural Networks and Speech Processing".





Committees and Meetings of the Board of Directors


          The Company's Board of Directors held five meetings during the twelve month period ended December 31, 1997. The incumbent directors attended all of these meetings. Directors did not, during the last fiscal year, receive fees for attending meetings of the Board, but certain directors were granted an aggregate of 20,000 options under the Company's 1997 Option Plan during such fiscal year. The Company does not have a Nominating Committee.

          The Company has an Audit and Finance Committee. This committee generally selects and reviews recommendations made by the Company's independent public accountants. The Audit and Finance Committee met once during the twelve month period ended December 31, 1997. The Company also has a Management Compensation Committee consisting of Jeffrey B. Harvey, Sam Albert and Herbert S. Meeker. The Committee meets periodically to review and consider compensation matters relating to employees of the Company.


Compensation of Executive Officers

     The following table sets forth information for the calendar years ended December 31, 1997 and 1996, and for the fiscal years ended June 30, 1996 and 1995 compensation paid by the Company to the chief executive officer and to each of the four most highly compensated officers of the Company whose total annual salary and bonus exceed $100,000.

                                                                    Long-Term Compensation Awards
                                                                                            All
                                                          Other      Restricted            Other
Name &                                                    Annual       Stock Options/  Pay-Comp.
Position               Period     Salary($)  Bonus($)     Comp.        Awards  SARs    outs ($)

David Fox      Calendar Yr. 1997    150,000        0   1,193 (1)          0    40,000    0    0
President      Calendar Yr. 1996    127,084   64,316   1,193 (1)          0   250,000    0    0
and CEO        Fiscal Yr. 6/96       99,325   30,316     675 (1)          0   318,000    0    0
               Fiscal Yr. 6/95      100,000        0  30,675 (1) (2)      0         0    0    0

Christopher    Calendar Yr. 1997    105,000        0   112(1)             0         0    0    0
 Scofield      Calendar Yr. 1996    120,144   17,000   73 (1)             0   100,000    0    0
Vice President Fiscal Yr. 6/96      106,956        0   54 (1)             0   140,000    0    0

Sushmito Ghosh Calendar Yr. 1997    105,000   67,876   73 (1)             0    60,000    0    0
Vice President Calendar Yr. 1996     97,217   20,870   73 (1)             0    60,000    0    0
               Fiscal Yr. 6/96       98,629    4,227   33 (1)             0    64,500    0    0

Douglas Reilly Calendar Yr. 1997    100,000        0  102 (1)             0    30,000    0    0
Vice President Calendar Yr. 1996     96,789    7,500   88 (1)             0    20,000    0    0

Michael Glier  Calendar Yr. 1997    104,461        0  164 (1)             0    30,000    0    0
Vice President Calendar Yr. 1996     96,305    7,500  139 (1)             0    20,000    0    0

(1)  Payment of group term life insurance premiums.
(2)  Payment of salary deferred in prior period.




          Options and Warrants

          The shareholders of the Company approved on May 6, 1997, the 1997 Stock Option Plan ("1997 Plan") of the Company authorizing the granting to employees, officers, directors, and others options to acquire up to a maximum of 1,000,000 shares of Common Stock of the Company. The shares issued by the Company upon the exercise of the options granted under the 1997 Plan were registered on June 6, 1997 on Form S-8 (Registration No. 333-27271) under the Securities Act of 1933 as amended. During the fiscal year ended December 31, 1997, 504,000 options were granted under the 1997 Plan. None of these were exercised and there was an aggregate of 504,000 options outstanding on December 31, 1997 of which 168,000 were vested as of that date. There were, in addition, 1,699,000 options of which 1,308,250 were vested and outstanding as at December 31, 1997 granted to employees under an option plan previously adopted by the Company. The shares issued under such previously adopted plan were registered on Form S-8 under the Securities Act of 1933 as amended pursuant to Registration No. 01-12965. No options have been issued under such plan since the adoption of the 1997 Plan.

                PROPOSAL TO APPROVE THE SELECTION
                     OF INDEPENDENT AUDITORS

          The accounting firm of Ernst & Young LLP is recommended for election to serve as the Company's independent auditors for the fiscal year ending December 31, 1998.

          Representatives of Ernst & Young LLP are expected to be present at the annual meeting.

                          ANNUAL REPORT

          THE ANNUAL REPORT TO STOCKHOLDERS CONCERNING THE
OPERATIONS OF THE COMPANY FOR THE FISCAL YEAR  ENDED DECEMBER 31,
1997, INCLUDING FINANCIAL STATEMENTS FOR THE PERIOD, ACCOMPANIES
THIS PROXY STATEMENT.

          STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

          Stockholder proposals for consideration at the 1998 annual meeting, expected to be held in May 1999, must be received by the Company no later than December 31, 1998 and must comply with the Rules and Regulations of the Securities and Exchange Commission in order to be included in the proxy statement for the 1998 annual meeting.

 COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
                              1933

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

          Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the period from January 1, 1997 through December 31, 1997, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.


                          OTHER MATTERS

          The Board of Directors is not aware of any other matters to be presented at the annual meeting. However, if any other matter should properly come before the annual meeting, the persons entitled to vote on that matter will be given the opportunity to do so.

          The above notice and proxy statement are sent by order of the Board of Directors.




                                       /S/Herbert S. Meeker
                                       Secretary
Providence, Rhode Island
April 7, 1998


                          NESTOR, INC.

PROXY: This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints David Fox and Charles Elbaum, and each of them (with the full power of substitution), proxies for the undersigned to represent and to vote, as designated on this proxy card, all shares of common stock, par value $.01 per share, and all shares of Series B, D, E, F, G and H Convertible Preferred Stock, par value $1.00 per share of Nestor, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the annual meeting of the Company's stockholders to be held on May 5, 1998, and at any and all adjournment of postponement thereof.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.ELECTION OF DIRECTORS TO SERVE FOR A TERM EXPIRING AT THE NEXT
  ANNUAL MEETING OF STOCKHOLDERS

  NOMINEES:  Sam Albert, Leon N Cooper, Charles Elbaum,
  David Fox, Jeffrey B. Harvey, Thomas F. Hill, Herbert S.
  Meeker, Bruce W. Schnitzer

  FOR all nominees listed except as noted to the contrary below

  ______________________________________________________________


  WITHHOLD AUTHORITY to vote for all nominees listed.


2.PROPOSAL TO APPROVE THE SELECTION OF ACCOUNTANTS

____FOR     ____AGAINST     ____ABSTAIN


3 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

The undersigned hereby acknowledges receipt of a copy of the notice of the meeting of stockholders and of the related proxy statement

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE:__________________________________________________

PRINT NAME/TITLE:___________________________________________

DATE:_______________________________________________________

IMPORTANT: Please date and sign as your name appears above and return in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in full corporate name by a duly authorized officer whose title is stated.